UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2021

Landcadia Holdings III, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1510 West Loop South Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 850-1010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	LCYAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	LCY	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	LCYAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On January 26, 2021, the Chief Executive Officer of Landcadia Holdings III, Inc. (“Landcadia”), Tilman J. Fertitta, spoke with CNBC regarding, among other things, Landcadia’s recently announced business combination (the “Business Combination”) with HMAN Group Holdings Inc. (“Hillman Holdco” and, together with its direct and indirect subsidiaries, “Hillman”). A copy of the transcript is furnished hereto as Exhibit 99.1.

On January 26, 2021, the President and Chief Executive Officer of HMAN Group Holdings Inc., Douglas J. Cahill, spoke with TD Ameritrade Network regarding, among other things, the Business Combination. A copy of the transcript is furnished hereto as Exhibit 99.2.

The information in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 furnished hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Landcadia intends to file a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include a proxy statement/prospectus and certain other related documents, that will be both the proxy statement to be distributed to holders of Landcadia’s common stock in connection with its solicitation of proxies for the vote by Landcadia’s stockholders with respect to the proposed Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. After the Registration Statement is declared effective, Landcadia will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This document does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Landcadia’s stockholders, Hillman Holdco’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Hillman Holdco, Landcadia and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Landcadia as of a record date to be established for voting on the proposed Business Combination and other matters as may be described in the Registration Statement. Landcadia stockholders and Hillman Holdco stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Landcadia’s secretary at 1510 West Loop South, Houston, Texas 77027, (713) 850-1010.

Participants in Solicitation

Landcadia and its directors and executive officers may be deemed participants in the solicitation of proxies from Landcadia’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Landcadia is contained in Landcadia’s prospectus dated October 8, 2020 relating to its initial public offering and, with respect to one director, a Current Report on Form 8-K dated January 6, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Landcadia’s secretary at 1510 West Loop South, Houston, Texas 77027, (713) 850-1010. To the extent such holdings of Landcadia’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

Hillman Holdco and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Landcadia’s stockholders with respect to the proposed Business Combination. Information about Hillman Holdco’s directors and executive officers is available in Hillman’s Form 10-K for the year ended December 28, 2019 and certain of its Current Reports on Form 8-K.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between Hillman Holdco and Landcadia, including statements regarding the benefits of the Business Combination and the anticipated timing of the Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed Business Combination disrupts Hillman’s current plans and operations; (ii) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of Hillman to grow and manage growth profitably and retain its key employees; (iii) costs related to the proposed Business Combination; (iv) changes in applicable laws or regulations; (v) the possibility that Landcadia or Hillman may be adversely affected by other economic, business, and/or competitive factors; (vi) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger (the “Merger Agreement”), by and among Landcadia, Helios Sun Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Landcadia, Hillman Holdco and CCMP Sellers’ Representative, LLC, a Delaware limited liability company in its capacity as the Stockholder Representative thereunder; (vii) the outcome of any legal proceedings that may be instituted against Landcadia or Hillman following the announcement of the Merger Agreement; (viii) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Landcadia or Hillman, certain regulatory approvals or satisfy other conditions to closing in the Merger Agreement; (ix) the impact of COVID-19 on Hillman’s business and/or the ability of the parties to complete the proposed Business Combination; (x) the inability to obtain or maintain the listing of Landcadia’s shares of common stock on Nasdaq following the proposed transaction; or (xi) other risks and uncertainties indicated from time to time in the registration statement containing the proxy statement/prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Landcadia’s or Hillman’s other filings with the SEC. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Landcadia’s prospectus dated October 8, 2020 relating to its initial public offering, the Registration Statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by Landcadia from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Hillman Holdco and Landcadia assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Hillman Holdco nor Landcadia gives any assurance that either Hillman Holdco or Landcadia will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Transcript of Interview with CNBC on January 26, 2021.
99.2	Transcript of Interview with TD Ameritrade Network on January 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDCADIA HOLDINGS III, INC.

Date: January 27, 2021

	By:	/s/ Tilman J. Fertitta
	Name:	Tilman J. Fertitta
	Title:	Chief Executive Officer